Exhibit 99.1

Investor Presentation March 2021

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2020 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non- GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Safe Harbor 2

Office Locations 3 An Emerging High Performing Institution Overview ▪ Niche-focused regional wealth manager built on a private trust bank platform ▪ Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market ▪ Households of $1+ million liquid net worth ▪ High net worth and high growth markets ▪ Colorado, Arizona, Wyoming and California Company Highlights as of or for the year ending 12/31/2020 Competitive Advantage ▪ Assets: $1.97 billion ▪ Total Loans: $1.53 billion ▪ Total Deposits: $1.62 billion ▪ AUM: $6.26 billion ▪ Loan Growth: 53.9% ▪ Deposit Growth: 49.1% ▪ Asset Growth: 57.7% ▪ ROAA: 1.48% ▪ Operates as one integrated firm, not silos ▪ Team approach benefits both clients and First Western ▪ Local boutique private trust bank offices with central product experts First Western Financial, Inc. (FW) Financial Holding Company First Western Trust Bank Colorado state chartered bank (16 locations) First Western Merger Corporation State licensed insurance agency

4 Investment Highlights Proven Execution on Growth Strategies Attractive Markets and Business Model Strong Earnings Momentum ▪ Significant revenue growth driving improved operating leverage and higher profitability ▪ TBV/share(1) increased 25% in 2020 ▪ Continued scale expected to drive further leverage and generate returns consistent with a high performing institution over long term ▪ Highly aligned with shareholder interests as insiders own ~22% of total shares outstanding ▪ Discounted valuation trading at just 1.2x TBV/share High Insider Ownership and Discounted Valuation ▪ Track record of generating organic growth, expansion and acquisitions ▪ Total assets up 58% in 2020 with substantial increases in revenue and EPS ▪ Strengthening commercial banking platform creating more diverse loan portfolio and lower-cost deposit base ▪ Rapidly growing institution operating in high growth markets ▪ Diverse sources of recurring fee income that represent 50%+ of total revenue ▪ Attractive, stable deposit base with noninterest-bearing and money market accounts comprising 82% of total deposits ▪ Conservative underwriting and affluent client base results in exceptional asset quality with minimal credit losses (1) See Non-GAAP reconciliation

$4,556 $5,795 $7,602 $10,854 $37,745 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s) 5 Strong Operational and Financial Momentum ▪ Robust balance sheet growth ▪ Higher fee income driven by strengthened mortgage team ▪ Consistent new client acquisition activity driving growth in assets under management ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs Drivers of Improved Performance (1) See Non-GAAP reconciliation 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s)

$9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 MYFW TBV/Share 6 Improving Earnings Driving Outperformance and Creating Shareholder Value Discounted Valuation Provides Opportunity for Continued Outperformance as Multiple Expands (1) See Non-GAAP reconciliation (2) Source: S&P Global Market Intelligence (January 1, 2020 through February 22, 2021) TBV/Share(1) Up 79% Since July 2018 IPO

Franchise Overview 7

Great Markets, Scarce Investment Opportunity

First Western Market Favorability (1)

- Colorado (2020)
  - #1 state for growth in personal income in 2019
  - #3 best state for business (24/7 Wall Street)
  - #3 best state for entrepreneurs and start-ups (Motley Fool)
- Denver, Colorado (2020)
  - #3 hottest job market (Wall Street Journal)
  - #5 fastest growing city (WalletHub)
  - #1 most searched location for out-of-state movers (Apartment List)
- Fort Collins, CO (2019)
  - #9 best performing city (Milken Institute)
  - Manufacturing for Anheuser-Busch, Broadcom, Intel
- Phoenix, Arizona (2019)
  - America's fastest growing city three years in a row
  - 7.9% population growth from 2015 - 2019

Deposits by MSA (2)



Phoenix, AZ 15%
Fort Collins, CO 14%
Boulder, CO 12%
Glenwood Springs, CO 2%
Jackson, WY 2%
Denver, CO 55%

Deposits by State	
Colorado	83%
Arizona	15%
Wyoming	2%

MYFW is 2nd Largest Publicly Held CO Chartered Bank

As of December 31, 2020	Current Ownership	Total Assets ($bn)
FirstBank	Private	24.4
NBH Bank	**Public (NYSE: NBHC)**	6.7
Bank of Colorado	Private (Sub. Of Pinnacle Bancorp-NE)	5.6
Alpine Bank	Private	5.2
Sunflower Bank	Private	5.0
ANB Bank	Private	3.3
Citywide Banks	HTLF (Acquired in 2017)	2.6
First Western Trust Bank	**Public (Nasdaq: MYFW)**	2.0

Small Market Share Provides Large Growth Opportunity

MSA	State	Market Share	Projected % Change in HHI (2021-2026) (3)
Denver-Aurora-Lakewood	CO	0.73	11.0
Fort Collins	CO	2.03	13.45
Phoenix-Mesa-Scottsdale	AZ	0.15	13.18
Boulder	CO	1.40	11.41
Jackson	WY/ID	1.12	8.50
Glenwood Springs	CO	0.80	8.82
National Average			**9.01**

(1) Source: 2020 Downtown Denver Partnership Report; Ft. Collins Chamber of Commerce; City of Phoenix
(2) Source: S&P Global Market Intelligence as of 06/30/2020.
(3) Percentage growth in household income (HHI).

8

FIRSTWESTERN

MYFW: Our Five Core Strengths

Differentiated, Proven in the Marketplace	▪ **Niche-focused** franchise headquartered in Denver, Colorado ▪ Well-positioned in many **attractive markets** in Arizona, California, Colorado and Wyoming ▪ **Specialized central expertise** to compete with siloed national, regional firms ▪ Delivered through **local, boutique trust banking teams** so clients "owned" by MYFW, not associates
Built-in Operating Leverage	▪ **Strong profit center margins at maturity**, growth opportunities in current and new markets ▪ **Revenue growth** in both fee income and net interest income, with neutral balance sheet ▪ Scalable, **leverageable high fixed cost, low variable cost Product and Support Centers** ▪ Operating **expense investment already in place** for growth and expansion
Highly Desirable Recurring Fee Income	▪ **~50% fee income**, consistently through MYFW's history ▪ Primarily **recurring** trust and investment management ("TIM") fees ▪ **Low risk, "sticky" wealth/trust business** with comprehensive product offering ▪ **Multiple entry points with ConnectView®** – proprietary review process to service, **cross-sell**
Experienced, Tested Team	▪ Executives are **major bank/professional firm trained**, with deep relationships in communities ▪ Achieved **growth through** business and economic **cycles**, capital constraints ▪ Healthy relationship with all regulators with **strong risk management** culture ▪ CEO with **proven track record** for creating value in previous bank ownership
Unique Opportunity for Investors	▪ At critical mass but small market share, **many current and new market** opportunities ▪ **Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition** ▪ Few large Colorado bank alternatives for investors and clients, creating **lift-out opportunities** ▪ Attractive revenue and earnings growth story **trading at close to tangible book value**

9

FIRSTWESTERN

Cross-Selling a Diverse Set of Products and Services

Our local profit centers team with specialized product experts through ConnectView®, with many points of entry

Commercial Banking	▪ Corporate loans to match specific needs ▪ Well-versed in working with complex cash flows and business models ▪ **Customized treasury management** products and services
Retirement / 401(k) Plan Consulting	▪ **Retirement plan consultants** partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education
Residential Mortgage Lending	▪ Mortgage banking **specializing in purchase money, high net worth lending** ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Targeted portfolio lending and secondary sales
Wealth Planning	▪ Wealth planning with specialized services (e.g. philanthropic) ▪ **Proprietary ConnectView® approach**, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance
Investment Management	▪ Provide a **broad range of asset and sub asset classes,** with automated tax and basis management ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts
Trust	▪ **Fiduciary wealth management** with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services

10

FIRSTwestern

$49.7 $54.3 $55.2 $57.8 $64.3 $97.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Net Interest Income Non-Interest Income, excluding net gain/(loss) on sale of securities and assets 11 High Quality Revenues with Predictable Sources of Recurring Income Net Interest Income $46.1 47% Mortgage $29.3 30% Bank Fees $1.3 1% Insurance $1.2 1% Other $0.4 1% Trust & Advisory $19.0 20% ($ in millions) Note: As of or for the period ended December 31, 2020. Totals may not add up due to rounding. ($ in millions) FY 2020 Revenue Mix Gross Revenue(1) (1) See Non-GAAP reconciliation

12 Private Bank Model Generates Strong Fee Income Half of Operating Revenue Generated by Fee Income 63.7% 52.6% 43.4% 43.1% 35.6% 32.5% 30.8% 28.5% 27.9% 27.6% 26.8% 24.7% 24.6% 21.8% 16.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% ALRS MYFW WASH UMBF BMTC PGC UVSP BPFH TSC SYBT CFR CATC TMP FFWM FRC Noninterest Income/Operating Revenue Peer Average Source: S&P Global Market Intelligence (for the 12 months ended December 31, 2020)

Driving Profitable Growth 13

14 Success in Expansion and Acquisition Growth 2006 – 2010 (3) ▪ Boulder, CO ▪ Century City, CA ▪ Scottsdale, AZ 2011 – 2015 (6) ▪ Aspen, CO ▪ DTC/Cherry Hills, CO ▪ Fort Collins, CO ▪ Jackson Hole, WY ▪ Laramie, WY ▪ Phoenix, AZ 2016 – 2021 (4) ▪ Broomfield, CO (2021) ▪ Greenwood Village, CO ▪ Lone Tree, CO ▪ Vail Valley, CO 2002 – 2005 (3) ▪ Cherry Creek, CO ▪ Denver, CO ▪ Northern Colorado, CO 2002 – 2005 (5) ▪ Westcor Insurance Group, Inc. ▪ Poudre River Valley Trust Co. ▪ Sprout & Associates, Inc. ▪ Sterling Partners ▪ Silversmith Financial Corp 2006 – 2010 (4) ▪ Reber/Russell Company ▪ Ryder, Stilwell Inc. ▪ Asset Purchase – Financial Management Advisors, LLC ▪ Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) ▪ Trust Department Assets – First National Bank of Wyoming 2016 – 2021 (1) ▪ Asset Purchase – EMC Holdings, Inc. ▪ Branch Purchase & Assumption from Simmons Bank Office Openings Acquisitions 2002 2021 3 5 6 9 12 10 16 11 ## Total Acquisitions Total Offices

15 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets, e.g. medical and dental practices ▪ Capitalize on growing reputation to attract additional experience commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Lone Tree office opened in 2020 ▪ Built team and revenue base to open office in Broomfield, CO in 2Q21 Continue growing Mortgage business ▪ MLO count increased 24% in 2019 ▪ Added mortgage operations depth, capital markets capabilities in 2020 ▪ Continuing to attract proven MLOs to increase market share Execute on low- risk strategic transactions that add value to the MYFW franchise ▪ Execute on non-dilutive acquisitions (no net growth in total shares outstanding since IPO) ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

▪ Expected to be highly accretive to earnings ▪ 7-8% accretive in 2020, excluding pre-tax transaction charges(1) ▪ 15-16% accretive in 2021(1) ▪ Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office) ▪ Three of the locations will be consolidated into an existing First Western branch ▪ Assumed $65.2 million in deposits and $123.8 million in loans related to the acquired locations ▪ Adds scale, an attractive client base, and banking talent ▪ Closed on May 18, 2020 16 Highly Accretive Branch Purchase and Assumption Expands Denver Presence Transaction Overview Financial Impact (1) Accretive estimates based on December 31, 2019 data

17 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $227.9 $268.2 $225.6 $317.9 $691.7 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2016 2017 2018 2019 2020 $44.0 $62.2 $121.6 $149.0 $467.9 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2016 2017 2018 2019 2020 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions) (in millions) New Loan Production(1) Net Deposit Growth(2)

18 Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 90.4% 88.2% 85.4% 80.6% 60.5% 50.0% 60.0% 70.0% 80.0% 90.0% 2016 2017 2018 2019 2020 (1) See Non-GAAP reconciliation Efficiency Ratio(1)

▪ During 2020, expanded commercial banking team and added construction lending expertise ▪ Increase in commercial banking clients contributing to growth in total loans and low-cost deposits while improving overall diversification ▪ Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth 19 Commercial Banking Driving Growth $626 $659 $837 $958 $977 $400 $600 $800 $1,000 $1,200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $569 $599 $785 $830 $908 $400 $600 $800 $1,000 $1,200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (1) Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short-term nature. (in millions) (in millions) Up 60% Year-Over-Year Up 56% Year-Over-Year Total Commercial Loans(1) Total Commercial Deposits

20 Non-Mortgage Segment Earnings Growth (1) See Non-GAAP reconciliation $0.78 $1.52 $0.00 $0.50 $1.00 $1.50 $2.00 FY 2019 FY 2020 ▪ Strong balance sheet growth and improving operating leverage creating sustainable path to higher earnings and profitability over long-term ▪ Non-mortgage segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share(1)

Recent Financial Trends 21

22 Overview of 4Q20 Continued Strong Mortgage Activity Strong Year-Over-Year Revenue and Earnings Growth Balance Sheet Growth Driving Higher Spread Income ▪ Commercial banking initiative resulting in strong growth in commercial relationships, loans and deposits ▪ Total loans held-for-investment (HFI) increased 6.0% from 3Q20 (excluding Paycheck Protection Program (PPP) loan runoff) ▪ Total deposits increased 3.6% from 3Q20 ▪ Net interest income up 4.2% from 3Q20 and 64.3% from 4Q19 ▪ Non-performing assets declined by 59.3% from end of prior quarter to just 0.22% of total assets ▪ COVID-19 loan modifications represented just 0.1% of total loans at December 31, 2020 ▪ History of exceptionally low charge-offs continues Positive Trends in Asset Quality ▪ Net gain on mortgage loans of $4.3 million, up 67.6% from 4Q19 ▪ Seasonal slowdown and operational constraints reduced contribution of mortgage business relative to earlier in 2020 ▪ Net income available to common shareholders of $4.9 million, or $0.61 diluted EPS, up 88.6% from 4Q19 ▪ Gross revenue(1) of $23.4 million, up 44.2% from 4Q19 ▪ Strong performance and completed sale of LA fixed income team resulted in 25.0% increase in TBV/share(1) from 4Q19 (1) See Non-GAAP reconciliation

23 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $4.9 million, or $0.61 diluted earnings per share, in 4Q20 ▪ Balance sheet growth and increasing operating leverage continue to build sustainable path to improving profitability and returns ▪ Sale of LA fixed income team resulted in a valuation allowance that increased 4Q20 effective tax rate, negatively impacting EPS by $0.05 $438 $245 $2,572 $1,772 $8,941 $9,630 $4,874 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Income Adjustments to Net Income (1) (1) $0.05 $0.03 $0.32 $0.22 $1.13 $1.21 $0.61 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Income Adjustments to Net Income (1) (1) (1) See Non-GAAP reconciliation Net Income Available to Common Shareholders Diluted Earnings per Share

24 Loan Portfolio ▪ Total loans HFI increased $26.7 million, or 1.8% from prior quarter ▪ Excluding PPP loans, total loans HFI increased $89.9 million, or 6.0% from prior quarter ▪ Construction lending expertise added in 2020 providing another catalyst for loan growth ▪ Gross loan production of $201.1 million in 4Q20, a record high 4Q 2019 3Q 2020 4Q 2020 Cash, Securities and Other $146,701 $371,481 $357,020 Construction and Development 28,120 105,717 131,111 1 - 4 Family Residential 400,134 446,959 455,038 Non-Owner Occupied CRE 165,179 243,564 281,943 Owner Occupied CRE 127,968 154,138 163,042 Commercial and Industrial 128,457 185,625 146,031 Total Loans HFI $996,559 $1,507,484 $1,534,185 Mortgage loans held-for-sale (HFS) 48,312 89,872 161,843 Total Loans $1,044,871 $1,597,356 $1,696,028 $191.7 $1.8 $0.0 $146.1 $122.5 $119.0 $142.1 $201.1 $82.7 $87.7 $71.8 $83.2 $128.1 $48.7 $0 $50 $100 $150 $200 $250 4Q19 1Q20 2Q20 3Q20 4Q20 PPP Production⁽¹⁾ Production Net Loan Payoffs/Paydowns PPP Forgiveness/Paydowns (in millions) $1,018 $1,054 $1,337 $1,463 $1,523 $1,597 $1,696 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 4Q19 1Q20 2Q20 3Q20 4Q20 3Q20 4Q20 HFI HFS (1) Bank originated (2) Excludes deferred (fees) costs, and amortized premium/(unaccreted discount), net ($ in thousands, as of quarter end) Loan Portfolio Composition(2) Loan Portfolio Details Loan Production & Net Loan Payoffs/Paydowns Total Loans(2)

Cash, Securities and Other (1) 23% 1 - 4 Family Residential 30% Non-Owner Occupied CRE 18% Construction and Development 9% Owner Occupied CRE 11% Commercial and Industrial 9% 25 Loan Portfolio Composition $1.5 Billion (as of 12/31/20) Commercial vs. Consumer Commercial 68% Consumer 32% (1) PPP loans accounted for $142.9 million of total loans at 12/31/20

(1) All numbers represented do not include the impact of taxes (2) The deferred loan origination expenses are recorded in non-interest expenses (Salaries and Benefits) and amortized through net interest income (3) Includes $2.2 million in SBA fee income less $0.9 million of deferred loan origination expense 26 Paycheck Protection Program Overview Impact on 4Q20 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA fee income and deferred loan origination expense (2) $0.7 Interest income from PPP loans, less PPPLF funding cost $0.3 Net Interest Income $1.0 Net Interest Margin Impact -12 bps ($ in Millions) At or for the three months ended 12/31/20 Total Loans (existing PPP) $142.9 Average Loan size $0.3 PPPLF advances $134.6 Remaining Fees to be Recognized Pre-Tax(3) $1.3 PPP Round 1 Loan Forgiveness ($ in Millions) As of 12/31/20 As of 1/25/21 Total Loans submitted to SBA $123.8 $129.0 Number of Loans forgiven by SBA 324 390 Amount of Loans forgiven by SBA $54.8 $64.5 Loans under $50K not yet forgiven $3.0 $2.2 PPP Round 2 ($ in Millions) As of 1/25/21 Number of loan applications received from borrowers 380 Loan applications received from borrowers $73.7 Loan applications approved by the SBA $34.9 Average Loan size $0.2

27 Total Deposits ▪ Total deposits increased $56.2 million, or 3.6%, from end of prior quarter ▪ Growth attributable to increases in commercial DDA relationships accounts for 65.7% of all growth from 4Q19 ▪ Noninterest-bearing deposits more than doubled over the past year and increased to 29.7% of total deposits at 4Q20 from 22.1% at 4Q19 4Q 2019 3Q 2020 4Q 2020 Money market deposit accounts $615,575 $805,634 $847,430 Time deposits 134,913 177,391 172,682 NOW 91,921 101,708 113,052 Savings accounts 4,307 5,976 5,289 Noninterest-bearing accounts 240,068 472,963 481,457 Total Deposits $1,086,784 $1,563,672 $1,619,910 ($ in thousands, as of quarter end) $1,092 $1,085 $1,309 $1,463 $1,577 $1,564 $1,620 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 4Q19 1Q20 2Q20 3Q20 4Q20 3Q20 4Q20 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits

28 Trust and Investment Management ▪ Total assets under management increased $124.2 million from September 30, 2020 to $6.26 billion at December 31, 2020 ▪ Excluding the impact of sale of LA fixed income team (which reduced agency holdings by $330.6 million), AUM increased $454.8 million, or 7.4% from end of prior quarter ▪ The increase was primarily attributable to new accounts and contributions to existing accounts, as well as improving market conditions $6,188 $5,636 $5,752 $6,131 $6,255 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) See Non-GAAP reconciliation (2) Gross Revenue for the Capital Management includes amounts for the fourth quarter of 2020 through the completion of the sale of the LA Fixed Income Team on November 16, 2020. Financial results after that date for the unsold portion are presented in Wealth Management. 29 Gross Revenue ▪ Gross revenue(1) increased 44.2% from 4Q19 driven by increase in assets, net interest income and fees ▪ Strong year-over-year growth in both net interest income and non-interest income ▪ Proven operating leverage as stable expense base continues to generate higher level of revenue Non-interest Income $9,954 Net Interest Income $13,457 42.5% 57.5% $16.2 $16.7 $26.2 $31.0 $23.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020⁽²⁾ Wealth Management Capital Management Mortgage (in millions) 4Q20 Gross Revenue(1) Gross Revenue(1)

30 Net Interest Income and Net Interest Margin ▪ Net interest income increased 4.2% from 3Q20, primarily due to PPP income and higher average loan balances ▪ Net interest margin, including PPP and purchase accretion, remained stable at 3.07% ▪ Net interest margin, excluding PPP and purchase accretion(1), decreased to 3.10% in 4Q20 ▪ Cost of funds decreased 2 bps to 0.33% in 4Q20 from 0.35% in 3Q20 ▪ Full quarter impact of recent sub debt issuance, continued excess liquidity, and declining loan yields expected to limit further NIM gains going forward $8,190 $8,931 $10,796 $12,918 $13,457 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 3.10% 3.07% 3.07% 2.91% 3.14% 3.22% 3.23% 3.10% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Interest Margin Adjusted Net Interest Margin (1) (1) (1) (in thousands) (1) See Non-GAAP reconciliation Net Interest Income Net Interest Margin

31 Non-Interest Income ▪ Non-interest income increased 21.0% from 4Q19 ▪ Increase primarily due to higher net gain on mortgage loans ▪ Trust & Investment Management fees increased from 3Q20 despite sale of LA fixed income team during 4Q20 ▪ Participated and funded six Main Street Lending Program loans generating $0.1 million in servicing fee income in 2020 $8,228 $7,767 $15,427 $18,032 $9,954 $0 $5,000 $10,000 $15,000 $20,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees $4,748 $4,731 $4,609 $4,814 $4,868 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (in thousands) (in thousands) Total Non-Interest Income Trust and Investment Management Fees

32 Mortgage Operations ▪ Continued strong origination production ▪ Mortgage locks down from record level in 3Q20, 225.8% Q419 lock volume ▪ Operational constraints and margin compression limited profitability during 4Q20 ▪ Refi/Purchase mix of 67%/33% in 4Q20, compared to 59%/41% in 3Q20 and 64%/36% in 4Q19 $197.0 $196.9 $344.3 $376.3 $414.5 $66.3 $31.2 $37.2 $41.9 $32.4 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Originations for Sale Originations for Porfolio $166.8 $394.3 $417.1 $718.8 $376.6 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (in millions) $0.9 $0.7 $8.3 $10.2 $1.7 $2.6 $2.5 $10.2 $12.3 $4.3 34% 29% 81% 83% 40% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Income Revenue Profit Margin (in millions) Mortgage Originations Mortgage Details Net Income, Revenue and Profit Margin Mortgage Loan Locks

33 Non-Interest Expense and Efficiency Ratio ▪ Non-interest expense decreased 6.1% from 3Q20 ▪ Decrease primarily due to lower salaries and employee benefits expense resulting from decrease in incentive compensation consistent with lower mortgage activity ▪ Occupancy and equipment cost decreased following consolidation of other locations acquired as part of the branch acquisition in 2Q20 ▪ Balance sheet growth and higher fee income continue to drive significant year-over-year improvement in efficiency ratio $553 $323 $13,082 $14,094 $12,321 $16,632 $15,614 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Non-Interest Expense Adjustments to Non-Interest Expense (1) (1) 80.5% 84.4% 48.2% 53.4% 66.6% 0% 20% 40% 60% 80% 100% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1)

34 Asset Quality ▪ Positive asset quality trends across the portfolio ▪ Non-performing assets decreased by $6.2 million, and declined as a percentage of total assets to 0.22% from 0.53% in 3Q20 and 1.03% in 4Q20 ▪ Decline in NPAs primarily due to payoff of one large TDR that was refinanced by another bank ▪ Immaterial net charge-offs again in the quarter 1.03% 0.82% 0.67% 0.53% 0.22% 0.00% 0.50% 1.00% 1.50% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 0.03% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans

35 Asset Quality ▪ $0.7 million provision expense reflects the growth in the loan portfolio ▪ Increased loan level reviews and portfolio monitoring continue through the duration of the pandemic ▪ Past due loans as a percentage of total loans declined from Q3 2020 0.6% 0.4% 0.5% 0.4% 0.2% 0.3% 0.0% 0.1% 0.1% 0.0% 0.1% 0.5% 0.4% 0.2% 0.2% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 30-59 60-89 90 + 0.79% 0.79% 0.93% 1.00% 0.98% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (1) Adjusted Total Loans – Total Loans minus PPP loans and acquired Loans; see non-GAAP reconciliation Total Past Due as a % of Total Loans ALLL/Adjusted Total Loans(1)

36 Capital and Liquidity Overview 9.96% 9.96% 12.80% 7.45% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 12/31/20) Liquidity Reserves: Total Available Cash $ 155,220,931 Unpledged Investment Securities $ 26,975,468 Borrowed Funds: Unsecured: Credit Lines $ 54,000,000 Secured: FHLB Available $ 441,835,815 FRB Available $ 875,156 Brokered Remaining Capacity $ 228,275,419 Total Liquidity Funding Sources $ 907,182,789 Loan to Deposit Ratio 94.6% $91,662 $104,411 $130,704 $11.50 $13.15 $16.44 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $80,000 $100,000 $120,000 $140,000 4Q18 4Q19 4Q20 TCE TBV/Share (in thousands) (1) See Non-GAAP reconciliation Consolidated Capital Ratios (as of 12/31/20) Tangible Common Equity / TBV per Share(1)

Creating Additional Shareholder Value 37

38 2021 Outlook and Priorities ▪ Strong capital generation in 2020 provides support for continued organic and acquisition-related growth ▪ Progress made in strengthening commercial banking capabilities in 2020 creates strong foundation for 2021 growth ▪ Continue expanding commercial banking platform ▪ Capitalize on growing reputation as well as a differentiated commercial bank to attract additional talent ▪ Use 2nd PPP program to develop new commercial relationships ▪ Add MLOs and operations staff to mortgage business to support continued higher production levels ▪ Continue growing newer offices to move them closer to target profitability ▪ Manage expenses while investing in technology to improve efficiencies, productivity, and client experience ▪ Evaluating additional acquisition opportunities that can add value and accelerate growth ▪ Continue making progress in building First Western into a high performing institution

39 Long-Term Goals to Drive Shareholder Value ▪ Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions ▪ ~50 offices ▪ $7-8 million in revenue per office ▪ 60% contribution margin per office ▪ Build footprint, scale and operating leverage with M&A ▪ Capital and earnings accretive ▪ Create, roll out virtual private bank ▪ Robo advisor tied to bank ▪ “Buy up” into expert advice ▪ Upgrade wealth management platform ▪ Fully integrated front end ▪ Sell wholesale TIM services to other banks Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

MYFW’s core strengths provide the foundation for driving shareholder value 40 A Unique and Attractive Investment Differentiated, Proven in the Marketplace Built-in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors

Appendix 41

Organizational Overview 42

Team: Ready to Take MYFW to the Next Level

Name	Title	Joined FW	Years in Industry	Prior Experience
Scott C. Wylie	Chairman, CEO & President	2002	33	▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women's Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation
Julie A. Courkamp	Chief Financial Officer, Director & Treasurer	2006	20	▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology and Operations
John E. Sawyer	Chief Investment Officer	2017	27	▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets
Scott J. Lawley	Chief Credit Officer	2018	33	▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank
Matt Cassell	President, Commercial Banking	2020	23	▪ Colorado Market President, Simmons Bank ▪ President-Colorado, Bank SNB ▪ Market President, Community Banks of Colorado
Josh M. Wilson	Regional President, CO/WY/AZ	2008	21	▪ CFO, international oil and gas operating company ▪ PC President at First Western ▪ Executive with Bank One, JP Morgan and Vectra Private Bank

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MYFW's Sophisticated Board of Directors

Name	Director Since	Primary Business
Scott C. Wylie	2002	▪ First Western Financial, Inc.
Julie A. Caponi, CPA	2017	▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE)
Julie A. Courkamp	2021	▪ First Western Financial, Inc.
David R. Duncan	2011	▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader
Thomas A. Gart	2013	▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries
Patrick H. Hamill	2004	▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise
Luke A. Latimer	2015	▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board
Scott C. Mitchell	2021	▪ President, U.S. Engineering, Metalworks ▪ President of several successful manufacturing companies ▪ Six Sigma Master Black Belt
Eric D. Sipf, CPA(1)	2003	▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A
Mark L. Smith	2002	▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise
Joseph C. Zimlich, CPA	2004	▪ Family Office Executive ▪ Corporate leadership, board, and investment management

(1) CPA license inactive.

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Working as a team to grow relationships 45 Integrated Team Approach in Boutique Offices President Private Bankers Lenders Portfolio Managers Wealth Advisor Trust Officer Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView®

46 Organizational Structure Built for Scale Full Bank and Trust: ▪ Aspen, CO ▪ Boulder, CO ▪ Cherry Creek, CO ▪ Denver, CO ▪ DTC/Cherry Hills, CO ▪ Northern Colorado ▪ Jackson Hole, WY ▪ Scottsdale, AZ ▪ Broomfield, CO (2021) ▪ Lone Tree, CO ▪ Phoenix, AZ Loan Production Offices: ▪ Ft. Collins, CO ▪ Greenwood Village, CO ▪ Vail Valley, Avon, CO Trust Offices: ▪ Century City, CA ▪ Laramie, WY ▪ Investment Management ▪ Fiduciary/ Trust ▪ Wealth Planning ▪ Retirement Services ▪ Insurance ▪ Mortgage Services ▪ Treasury Management First Western Profit Centers Product Groups Support Centers ▪ Finance & Accounting ▪ Risk & Compliance ▪ Enterprise Technology ▪ Human Capital ▪ Credit Analysis ▪ Bank & Trust/Investment Operations ▪ Marketing/Branding Big operating leverage from expert, high fixed cost teams Very profitable when mature

Non-GAAP Reconciliations 47

Non-GAAP Reconciliation

Consolidated Efficiency Ratio	For the Three Months Ended,				
(Dollars in thousands)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Non-interest expense	$13,082	$14,647	$12,644	$16,632	$15,614
Less: amortization	7	2	4	4	4
Less: provision on other real estate owned	-	-	-	100	76
Less: loss on assets held for sale	-	553	-	-	-
Plus: gain on sale of LA fixed income team	-	-	-	-	62
Adjusted non-interest expense	$13,075	$14,092	$12,640	$16,528	$15,596
Net interest income	$8,190	$8,931	$10,796	$12,918	$13,457
Non-interest income	8,228	7,767	15,427	18,032	9,954
Less: Net gain on sale of securities	-	-	-	-	-
Less: Net gain on sale of assets	183	-	-	-	-
Total income	$16,235	$16,698	$26,223	$30,950	$23,411
Efficiency ratio	**80.5%**	**84.4%**	**48.2%**	**53.4%**	**66.6%**

Consolidated Tangible Common Book Value Per Share	As of the Three Months Ended,										
(Dollars in thousands)	June 30, 2018	Sep. 30, 2018	Dec. 31, 2018	March 31, 2019	June 30, 2019	Sep. 30, 2019	Dec. 31, 2019	March 31, 2020	June 30, 2020	Sep. 30, 2020	Dec. 31, 2020
Total shareholders' equity	$104,958	$114,164	$116,875	$119,668	$122,157	$125,732	$127,678	$128,703	$139,417	$149,576	$154,962
Less:											
Preferred stock (liquidation preference)	24,968	-	-	-	-	-	-	-	-	-	-
Goodwill	24,811	24,811	24,811	24,811	23,239	19,686	19,686	19,686	24,191	24,191	24,191
Intangibles held for sale[(1)]	-	-	-	-	-	3,553	3,553	3,000	3,000	3,000	-
Other intangibles, net	773	565	402	229	88	36	28	26	76	72	67
Tangible common equity	54,406	88,788	91,662	94,628	98,830	102,457	104,411	105,991	112,150	122,313	$130,704
Common shares outstanding, end of period	5,917,667	7,968,420	7,968,420	7,968,420	7,983,866	7,983,284	7,940,168	7,917,489	7,939,024	7,951,749	7,951,773
Tangible common book value per share	**$9.19**	**$11.14**	**$11.50**	**$11.88**	**$12.38**	**$12.83**	**$13.15**	$13.39	$14.13	$15.38	$16.44

(1) Represents the intangible portion of assets held for sale

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49 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Total income before non-interest expense $12,534 $13,023 $13,114 $16,232 $17,973 Less: Net gain on sale of securities ----- Less: Net gain on sale of assets 183 ---- Plus: Provision for loan loss 447 367 2,124 1,496 695 Gross revenue $12,798 $13,390 $15,238 $17,728 $18,668 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Total income before non-interest expense $815 $804 $788 $899 $423 Less: Net gain on sale of securities ----- Less: Net gain on sale of assets ----- Plus: Provision for loan loss ----- Gross revenue $815 $804 $788 $899 $423 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Total income before non-interest expense $2,622 $2,504 $10,197 $12,323 $4,320 Less: Net gain on sale of securities ----- Less: Net gain on sale of assets ----- Plus: Provision for loan loss ----- Gross revenue $2,622 $2,504 $10,197 $12,323 $4,320 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Total income before non-interest expense $15,971 $16,331 $24,099 $29,454 $22,716 Less: Net gain on sale of assets 183 ---- Plus: Provision for loan loss 447 367 2,124 1,496 695 Gross revenue $16,235 $16,698 $26,223 $30,950 $23,411

50 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Net income available to common shareholders $2,572 $1,334 $8,696 $9,630 $4,874 Plus: acquisition related expense including tax impact -- 245 -- Plus: loss on intangibles held for sale including tax impact - 438 --- Adjusted net income to common shareholders $2,572 $1,772 $8,941 $9,630 $,4,874 Adjusted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2021 Earnings per share $0.32 $0.17 $1.10 $1.21 $0.61 Plus: acquisition related expenses including tax impact -- 0.03 -- Plus: loss on intangibles held for sale including tax impact - 0.05 --- Adjusted earnings per share $0.32 $0.22 $1.13 $1.21 $0..61 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Gross loans 996,559 1,042,478 1,424,160 1,507,484 1,534,185 Less: Branch acquisition -- 123,786 124,689 127,233 Less: PPP loans -- 191,676 193,213 130,019 Loans excluding acquired and PPP 996,559 1,042,478 1,108,698 1,189,582 1,276,933 Allowance for loan losses 7,875 8,242 10,354 11,845 12,539 Allowance for loan losses to Bank originated loans excluding PPP 0.79% 0.79% 0.93% 1.00% 0.98% Total Non-Interest Expense adjusted for Non-Operating items For the Three Months Ended, (Dollars in thousands) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Net income available to common shareholders $13,082 $14,647 $12,644 $16,632 $15,614 Less: acquisition related expense -- 323 -- Less: loss on intangibles held for sale - 553 --- Total Non-Interest Expense adjusted for Non-Operating items $13,082 $14,094 $12,321 $16,632 $15,614

51 Non-GAAP Reconciliation Adjusted net interest margin For the Three Months Ended June 30, 2020 For the Three Months Ended September 30, 2020 For the Three Months Ended December 31, 2020 (Dollars in thousands) Average Balance Interest Earned/Paid Average Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Interest-bearing deposits in other financial institutions 76,463 44 178,756 99 194,179 100 PPP adjustment 20,587 25 (38,618) (45) (20,871) (5) Available-for-sale securities 48,614 224 40,528 173 37,512 186 PPP adjustment ------ Loans 1,268,797 12,202 1,462,872 14,138 1,522,947 14,656 PPP adjustment (152,893) (718) (201,208) (870) (174,046) (1,209) Purchase Accretion adjustment -(534) -(333) Adjusted total Interest-earning assets 1,261,568 11,777 1,442,330 12,961 1,559,721 13,395 Interest-bearing deposits 1,319 1,067 1,015 PPP adjustment --- Federal Home Loan Bank Topeka and Federal Reserve borrowings 129 204 200 PPP adjustment (39) (180) (175) Subordinated notes 226 221 270 Adjusted total interest-bearing liabilities 1,635 1,312 1,310 Net interest income 10,142 11,649 12,085 Adjusted net interest margin 3.22% 3.23% 3.10%

Non-GAAP Reconciliation

Consolidated Gross Revenue	For the Years Ended,					
(Dollars in thousands)	2015	2016	2017	2018	2019	2020
Total income before non-interest expense	$49,339	$53,394	$54,501	$57,617	$63,976	$92,600
Less: Net gain on sale of securities	717	114	81	-	119	-
Less: Net gain on sale of assets	-	-	-	-	183	-
Plus: Provision for credit loss	1,071	985	788	180	662	4,682
Gross revenue	**$49,693**	**$54,265**	**$55,208**	**$57,797**	**$64,336**	**$97,282**

Consolidated Pre-tax, Pre-provision Income	For the Twelve Months Ended December 31,				
(Dollars in thousands)	2016	2017	2018	2019	2020
Net Income, as reported	$2,302	$2,023	$5,647	$8,009	$24,534
Provision for loan losses	985	788	180	662	4,682
Income tax (benefit) expense	1,269	2,984	1,775	2,183	8,529
Pre-tax, Pre-provision Income	**$4,556**	**$5,795**	**$7,602**	**$10,854**	**$37,745**

Consolidated Efficiency Ratio	For the Years Ended,				
(Dollars in thousands)	2016	2017	2018	2019	2020
Non-interest expense	$49,823	$49,494	$50,195	$53,784	$59,537
Less: Amortization	747	784	831	374	14
Less: Goodwill impairment	-	-	-	1,572	-
Less: Provision on other real estate owned	-	-	-	-	176
Less: Loss on assets held for sale	-	-	-	-	553
Plus: Gain on sale of LA fixed income team	-	-	-	-	(62)
Adjusted non-interest expense	$49,076	$48,710	$49,364	$51,838	$58,856
Net interest income	$24,457	$27,576	$30,624	$32,061	$46,102
Non-interest income	29,922	27,713	27,173	32,577	51,180
Less: Net gain on securities	114	81	-	119	-
Less: Net gain on sale of assets	-	-	-	183	-
Total income	$54,265	$55,208	$57,797	$64,336	$97,282
Efficiency ratio	**90.4%**	**88.2%**	**85.4%**	**80.6%**	**60.5%**

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53 Non-GAAP Reconciliation Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share For The Years Ended December 31, (Dollars in thousands) 2019 2020 Non-Mortgage income before income tax $6,152 $12,086 Mortgage income before income tax 4,040 20,977 Less: Income tax expense 2,183 8,529 Less: Preferred stock dividends -- Net income available to common shareholders $8,009 $24,534 Diluted weighted average shares 7,914,961 7,961,904 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $0.78 $1.52